UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2020

VIRTRA, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38420	93-1207631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7970 S. Kyrene Rd.
Tempe, AZ	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 968-1488

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VTSI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 11, 2020, VirTra, Inc. (the “Company”) held its 2020 virtual annual meeting of stockholders to vote on the following matters:

1. Election of directors

Each of the following five nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the 2021 annual meeting of stockholders and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Votes
Robert D. Ferris	3,305,154	1,545,241	2,796,345

Matthew D. Burlend	3,223,903	1,626,492	2,796,345

Jeffrey D. Brown	3,165,190	1,685,205	2,796,345

Mitchell A. Saltz	3,285,894	1,564,501	2,796,345

James Richardson	3,177,114	1,673,281	2,796,345

2. Approval of executive compensation (non-binding advisory vote)

Stockholders provided advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement mailed to stockholders in connection with the annual meeting, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
3,207,293	1,518,851	124,251	2,796,345

3. Approval of frequency of executive compensation (non-binding advisory vote)

Stockholders provided advisory approval of holding the executive compensation advisory votes every three years, in accordance with the voting results listed below.

Every Three Years	Every Two Years	Every Year	Abstain	Broker Non-Votes
3,121,173	173,660	948,481	607,081	2,796,345

4. Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
6,816,710	757,991	72,039	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTRA, INC.

Date: August 13, 2020	By:	/s/ Robert D. Ferris
	Name:	Robert D. Ferris
	Title:	Chief Executive Officer